UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Association.

On February 27, 2024, ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”) held an extraordinary general meeting of shareholders (the “Extension Meeting”) to approve an amendment to ARYA’s amended and restated memorandum and articles of association (the “Articles”) to extend the date (the “Termination Date”) by which ARYA has to consummate a Business Combination (the “Articles Extension Amendment”) from March 2, 2024 (the “Previous Termination Date”) to April 2, 2024 (the “Articles Extension Date”) and to allow ARYA, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of ARYA’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until March 2, 2025, or a total of up to twelve months after the Previous Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). ARYA Sciences Holdings IV, a Cayman Islands exempted company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to ARYA as a loan $111,000 to be deposited into the trust account established in connection with ARYA’s initial public offering (the “Trust Account”). In addition, in the event ARYA does not consummate an initial business combination (a “Business Combination”) by the Articles Extension Date (as defined below), the Lender will contribute to ARYA as a loan for an aggregate deposit of up to $1,221,000 in eleven equal installments to be deposited into the Trust Account for each of the eleven one-month optional extensions following the Articles Extension Date. As disclosed in ARYA’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2024, ARYA expects to draw on the unsecured convertible promissory note, dated February 8, 2024, by and between ARYA and the Sponsor (the “Fourth Convertible Promissory Note”) in order to fund the $111,000 monthly deposits into the Trust Account and the Sponsor has the option to convert any amounts outstanding under the Fourth Convertible Promissory Note into Class A ordinary shares, par value $0.0001 per share, of ARYA (“Class A Ordinary Shares”), at a conversion price equal to $10.00 per share, in connection with a business combination of ARYA.

Additionally, ARYA held the Extension Meeting to approve an amendment to the Articles (the “Class B Share Amendment”) to allow for the conversion of Class B ordinary shares, par value $0.0001 per share, of ARYA (“Class B Ordinary Shares”) into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of an initial business combination, at the option of the holder of such Class B Ordinary Shares; provided that such Class A Ordinary Shares issued upon conversion of the Class B Ordinary Shares shall have no right to participate in any distribution from the Trust Account (the “Class B Share Proposal”).

Furthermore, ARYA held the Extension Meeting to approve an amendment to the Articles (the “Redemption Limitation Amendment,” and together with the Articles Extension Amendment and the Class B Share Amendment, the “Articles Amendment”) to eliminate the limitation that ARYA may not redeem Class A Ordinary Shares to the extent that such redemption would result in ARYA having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow ARYA to redeem Class A Ordinary Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”).

The shareholders of ARYA approved the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal at the Extension Meeting and on February 27, 2024, ARYA filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 27, 2024, ARYA held the Extension Meeting to approve the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, each as more fully described in the definitive proxy statement that ARYA filed with the SEC on February 1, 2024. As there were sufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 3,505,052 Class A Ordinary Shares and 3,707,500 Class B Ordinary Shares of ARYA held of record as of January 26, 2024, the record date for the Extension Meeting, entitled to vote at the Extension Meeting, were present in person or by proxy, representing approximately 89.7% of the voting power of ARYA’s Class A Ordinary Shares and Class B Ordinary Shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for each of the proposals were as follows:

The Extension Amendment Proposal

For	Against	Abstain
6,903,671	208,881	0

The Class B Share Proposal

For	Against	Abstain
6,945,870	166,682	0

The Redemption Limitation Amendment Proposal

For	Against	Abstain
6,945,870	166,682	0

The Adjournment Proposal

ARYA had solicited proxies in favor of an Adjournment Proposal which would have given ARYA authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Articles Amendment, the holders of 390,815 Class A Ordinary Shares of ARYA properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $11.15 per share, for an aggregate redemption amount of approximately $4,358,804.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2024

ARYA Sciences Acquisition Corp IV

By:	/s/ Michael Altman
Name:	Michael Altman
Title:	Chief Financial Officer